Exhibit 10.3

AMENDMENT AGREEMENT

This Amendment Agreement (the “Agreement”), dated February 28, 2012, is by and between Elite Pharmaceuticals, Inc., a Nevada corporation (the “Company”) and Socius CG II, Ltd., a Bermuda exempted company (the “Investor”).

RECITALS

A.    Pursuant to that certain Securities Purchase Agreement (the “Purchase Agreement”), dated as of December 30, 2011, by and between the Company and the Investor, the Company has agreed to issue and sell to the Investor, and the Investor has agreed to purchase from the Company, subject to the terms and conditions of the Purchase Agreement, (i) the Preferred Shares, (ii) the Additional Investment Right, (iii) the Additional Investment Shares, (iii) the Warrant, and (iv) the Warrant Shares, in each case as more fully described in the Purchase Agreement. Capitalized terms used in this Agreement that are not otherwise defined have the meanings set forth in the Purchase Agreement. Notwithstanding the foregoing, as the Company recently changed its state of incorporation from Delaware to Nevada and the “Certificate of Designations”, as defined in the Purchase Agreement, has been incorporated into the Company’s Nevada Articles of Incorporation, all references to the “Certificate of Designations” means Section 4.7 of the Articles of Incorporation.

B. The Company and the Investor now desire to amend certain of the terms of the Purchase Agreement, the Warrant and certain of the other Transaction Documents.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

1.              Purchase Agreement.

(a)                Section 2.3(c)(i) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“Warrant.  On each Tranche Notice Date, that portion of the Warrant equal to 35% of the Tranche Amount shall vest and become exercisable, and shall be automatically exercised, at the price per share set forth in the Warrant, all as more fully set forth in the Warrant.  Investor shall document the automatic exercise of such portion of the Warrant by delivering an Exercise Notice to the Company and shall make payment for the shares issuable upon such exercise through the issuance of a recourse note in the form attached as Exhibit G to this Agreement as set forth in the Warrant. An Exercise Notice in respect of an automatic exercise of the Warrant, and the payment of the exercise price in respect thereof, shall be delivered on or before 4:00 p.m., New York City time, on the Trading Day immediately following the date on which the Tranche Notice is deemed to have been delivered.”

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(b)               Section 2.3(c)(ii) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“Additional Investment Shares.   On each Tranche Notice Date, Investor shall become obligated, pursuant to a right automatically vesting and automatically exercised on such Tranche Notice Date (each, an “Additional Investment Right”), to purchase that number of shares of Common Stock (“Additional Investment Shares”) equal in dollar amount to 100% of the Tranche Amount set forth in the Tranche Notice, at an exercise price per share of $0.10 (the “Additional Investment Exercise Price”). Investor shall document the automatic exercise of the Additional Investment Right by delivering an Investment Right Exercise Notice to the Company and shall pay for the Additional Investment Shares through the issuance of a recourse note in the form attached as Exhibit G to this Agreement. An Investment Right Exercise Notice, and the payment of the exercise price in respect thereof, shall be delivered on or before 4:00 p.m., New York City time, on the Trading Day immediately following the date on which the Tranche Notice is deemed to have been delivered.”

(c)                Section 2.3(c)(v) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“Security Agreement. When Investor pays for the exercise of any portion of the Warrant or the Additional Investment Right with a recourse note in the form attached hereto as Exhibit G, the Investor and the Company shall execute and deliver to each other a security agreement in the form attached hereto as Exhibit H simultaneously with the delivery of the first recourse note in connection with such exercise.”

(d)               Section 2.3(g) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“Limitation on Obligations to Purchase and Sell.  Notwithstanding anything herein to the contrary, in the event the Closing Bid Price of the Common Stock during any one or more of the nine (9) Trading Days on or immediately following the Tranche Notice Date falls below 75.0% of the Closing Bid Price of the Common Stock on the Trading Day immediately prior to the Tranche Notice Date, the Company shall not issue any Tranche Shares on the Tranche Closing Date, Investor shall not purchase any of the Tranche Shares, and the Tranche shall automatically be cancelled; provided, however, that upon such cancellation, the Investor shall redeem any outstanding recourse note tendered by Investor in payment for Additional Investment Shares or Warrant Shares issued in connection with the applicable Tranche Notice for the principal amount of the recourse note plus accrued interest in exchange for (a) 92% of any gross proceeds received by the Investor upon the sale of such Additional Investment Shares or Warrant Shares issued to Investor in connection with such Tranche Notice and (b) the return to the Company of any unsold Additional Investment Shares or Warrant Shares issued to Investor in connection with such Tranche Notice.”

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(e)                Section 6.3 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“Amendments; Waivers.  No provision of this Agreement may be waived or amended by either party hereto.”

(f)                Section 6.5 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  Neither the Company nor the Investor may assign this Agreement or any rights or obligations hereunder. Notwithstanding anything to the contrary contained herein, the Investor shall not transfer any Preferred Shares purchased by it except to an Affiliate of Investor or except pursuant to a redemption of the Preferred Shares, including a redemption by offset, exchange, and cancellation with the Company as set forth in the Certificate of Designations.”

(g)               Exhibit A-2 to the Purchase Agreement is hereby deleted in its entirety and replaced with the Investment Right Exercise Notice attached to this Agreement as Exhibit I.

(h)               The last sentence of Section 3 of the form of Secured Promissory Note attached as Exhibit G to the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“This Note shall be subject to exchange, offset and cancellation as more fully set forth in the Certificate of Designations notwithstanding any transfer or assignment of this Note by the Company or any subsequent holder of this Note.”

(i)                 The second “Whereas” clause of the form of Security Agreement attached as Exhibit H to the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“WHEREAS, Secured Party has agreed to accept one or more secured promissory notes (as amended, restated, supplemented and otherwise modified from time to time, collectively, the “Promissory Notes”) in lieu of cash paid in satisfaction of the exercise price of any of the shares of Common Stock issuable upon exercise of the Warrant (the “Warrant Shares”) and/or the Additional Investment Right (the “Additional Investment Shares”);”

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(j)                 The third “Whereas” clause of the form of Security Agreement attached as Exhibit H to the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“WHEREAS, in connection with the payment of the exercise price of the Warrant Shares and/or the Additional Investment Shares through Grantor’s issuance of a Promissory Note to Secured Party, Grantor must execute and deliver to Secured Party a security agreement in substantially the form hereof simultaneously with the issuance of such Promissory Note; and”

2.             Warrant.

(a)                The Exercise Price of the Warrant held by the Investor (the “Investor’s Warrant”) is hereby automatically increased to $0.10, subject to further adjustment as provided therein, and the Investor’s Warrant is hereby amended to reflect the foregoing.

(b)               The initial Warrant Share Amount (as defined in the Investor’s Warrant) is hereby automatically reduced to 17,500,000 shares of Common Stock (as defined in the Investor’s Warrant), subject to further adjustment as provided therein, and the Investor’s Warrant is hereby amended to reflect the foregoing.

(c)                Section 1.1(a) of the Investor’s Warrant is hereby deleted in its entirety and replaced with the following:

“Subject to the terms and conditions hereof, this Warrant shall be automatically exercised by the Holder on each Tranche Notice Date, in whole or in part. Within one (1) Trading Day following such Tranche Notice Date and automatic exercise, Holder shall (i) deliver, for record keeping purposes, a written notice to the Company, in the form attached hereto as Appendix 1 (the “Exercise Notice”)(it being understood and agreed that the delivery of an Exercise Notice shall not be a condition to the automatic exercise of this Warrant), and (ii) pay to the Company an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Exercise Price”), which payment shall be made by the issuance and delivery of a recourse promissory note substantially in the form attached as Exhibit G to the Purchase Agreement (each, a “Recourse Note”), or, if applicable and permitted by Section 1.4, by cashless exercise pursuant to Section 1.4. The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder.  Execution and delivery of the Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Warrant certificate and issuance of a new Warrant certificate evidencing the right to purchase the remaining number of Warrant Shares.”

(d)               Section 1.4 of the Investor’s Warrant is hereby deleted in its entirety and replaced with the following:

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“Cashless Exercise.  Notwithstanding anything contained herein to the contrary (other than Section 1.6 below), if at the time of exercise hereof a registration statement is not effective (or the prospectus contained therein is not available for use) for the resale by the Holder of all of the Warrant Shares, then the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number = (B-C) x A

                                                                            B

For purposes of the foregoing formula:

A = the total number of shares with respect to which this Warrant is then being exercised.

B = the average of the Closing Bid Prices of the shares of Common Stock (as reported by Bloomberg) for the five (5) consecutive Trading Days ending on the date immediately preceding the date of the Exercise Notice.

C = the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.”

(e)           The last sentence of Section 6.1 of the Investor’s Warrant is hereby deleted in its entirety and replaced with the following:

“Notwithstanding the foregoing, no transfer shall relieve the Holder of its obligations to exercise this Warrant in accordance with its terms.”

(f)            Article 8 of the Investor’s Warrant is hereby deleted in its entirety and replaced with the following:

“Neither the Company nor the Holder may amend or waive any provision of this Warrant; provided, however, and without implication that the contrary would otherwise be true, the foregoing shall have no effect on any adjustments to the Exercise Price, Warrant Share Amount or otherwise as contemplated by the terms of this Warrant.”

(g)           Appendix 1 to Investor’s Warrant is hereby deleted in its entirety and replaced with the Exercise Notice attached to this Agreement as Exhibit II.

3.             Certificate of Designations; Redemption of Series F Preferred Stock. Notwithstanding anything to the contrary in Section 6(d) of the Certificate of Designations, the Company covenants and agrees that in the event that the Company elects or is required to redeem the Series F Preferred Stock held by Investor, the Company shall pay the Corporation Redemption Price (as defined in the Certificate of Designations) solely in accordance with clause (ii) of Section 6(d) of the Certificate of Designations which provides as follows:

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“by offset against and in cancellation of all amounts due and owing under all outstanding promissory notes payable from Holder to the Corporation that were issued by Holder in connection with the exercise of warrants or additional investment rights by such Holder (the “Promissory Notes”) (it being understood that following such offset and cancellation, no further amounts are or shall be due or payable with respect to such shares of Series F Preferred Stock or such Promissory Notes and all of such shares of Series F Preferred Stock and Promissory Notes shall no longer be outstanding).”

4.             Disclosure. The Company shall, on or before 8:30 a.m., New York time, on the second (2nd) Business Day after the date of this Agreement file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by this Agreement in the form required by the Exchange Act and attaching this Agreement as an exhibit thereto.

5.             Entire Agreement; Amendment; Construction. This Agreement, together with the exhibits attached hereto, supersedes all other prior oral or written agreements between the Investor and the Company solely with respect to the matters contained herein, and this Agreement, together with the exhibits attached hereto, contains the entire understanding of the parties solely with respect to the matters covered herein; provided, however, nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to), except as expressly contemplated by Sections 1, 2 and 3 of this Agreement, (i) have any effect on any agreements the Investor has entered into with the Company (including, without limitation, the Transaction Documents) prior to the date hereof with respect to any prior investment made by the Investor in the Company, (ii) waive, alter, modify or amend in any respect any obligations of the Company, or any rights of or benefits to the Investor or any other Person, in any agreement entered into prior to the date hereof (including, without limitation, the Transaction Documents) between the Company and the Investor and all such agreements shall continue in full force and effect or (iii) without limiting the foregoing, waive, or constitute a waiver of, any breach or default that has occurred on, or prior to, the date hereof. Except as specifically set forth herein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended or waived. The Recitals set forth above are hereby incorporated into this Agreement by reference. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

6.             Transaction Documents. It is expressly understood and agreed that (i) this Agreement and, without implication that the contrary would otherwise be true, the Purchase Agreement (as amended hereby) and the Investor’s Warrant (as amended hereby) shall each be “Transaction Documents” and (ii) the Transaction Documents are hereby amended to give full force and effect to the transactions contemplated by this Agreement. Except as otherwise expressly provided herein, (i)  each other Transaction Document and each of the obligations of the Company thereunder and each of the rights of and benefits to the Investor thereunder is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects, except that on and after the date hereof (A) all references in the Purchase Agreement to “this Agreement,” “hereto,” “hereof,” “hereunder” or words of like import referring to the Purchase Agreement shall mean the Purchase Agreement as amended by this Agreement, (B) all references in the other Transaction Documents to the “Purchase Agreement,” “Securities Purchase Agreement”, “thereto,” “thereof,” “thereunder” or words of like import referring to the Purchase Agreement shall mean the Purchase Agreement as amended by this Agreement, (C) all references in the Investor’s Warrant to “this Warrant,” “hereto,” “hereof,” “hereunder” or words of like import referring to the Investor’s Warrant shall mean the Investor’s Warrant as amended by this Agreement, and (D) all references in the other Transaction Documents to the “Warrant,” “thereto,” “thereof,” “thereunder” or words of like import referring to the Investor’s Warrant shall mean the Investor’s Warrant as amended by this Agreement and (ii) the execution, delivery and effectiveness of this Agreement shall not operate as an amendment or waiver of any right, power or remedy of the Investor under any Transaction Document, nor constitute an amendment or waiver of any provision of any Transaction Document and all of them shall continue in full force and effect, as amended or modified by this Agreement.

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7.             Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law that would require or permit the application of the laws of any other jurisdiction.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  The parties hereby waive all rights to a trial by jury.  If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses reasonably incurred in connection with the investigation, preparation and prosecution of such action or proceeding.

8.             Further Assurances; Acknowledgments. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents (including, without limitation, stock powers) as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby. Without limiting the foregoing, if requested by the Investor, the Company will deliver to the Investor an amended warrant certificate to the address specified by the Investor that reflect the amendments set forth herein within five (5) days after such request, and such amended warrant certificate shall replace the Investor’s Warrant and the Investor shall be obligated to return the original Investor’s Warrant to the Company. For clarification purposes, it is understood and agreed that the amendments set forth herein are effective as of the date hereof regardless of whether such amended warrant certificate is so requested or delivered. The Company represents and warrants that neither the Company, nor any of its Subsidiaries nor any of their respective officers, directors, employees or agents has delivered to Investor any material, non-public information with respect to the Company or any of its Subsidiaries. Without implication that the contrary would otherwise be true, the Company expressly acknowledges and agrees that Investor has not had, and shall not have (unless expressly agreed to by the Investor after the date hereof in a written definitive and binding agreement executed by the Company and the Investor), any duty of confidentiality with respect to, or a duty not to trade on the basis of, any material, non-public information regarding the Company or any of it Subsidiaries.

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9.             Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

10.           Headings; Severability. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

11.           Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of Investor and the Company will be entitled to specific performance under this Agreement.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations under this Agreement and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate, the necessity of showing economic loss and without any bond or other security being required. Neither the Company nor Investor shall be liable for special, indirect, consequential or punitive damages suffered or alleged to be suffered by the other party or any third party, whether arising from or related to the this Agreement.

[signature page follows]

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IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

ELITE PHARMACEUTICALS, INC.

By:	s/Jerry Treppel
Name:	Jerry Treppel
Title:	Chairman & CEO

SOCIUS CG II, LTD.

By:	s/Terren Peizer
Name:	Terren Peizer
Title:	Managing Director

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EXHIBIT I

Exhibit A-2

Investment Right Exercise Notice

INVESTMENT RIGHT EXERCISE NOTICE

The undersigned, Socius CG II, Ltd., a Bermuda exempted company (the “Investor”), hereby exercises the right to purchase ___________________ shares of common stock, par value $0.001 per share (the “Common Stock”), of Elite Pharmaceuticals, Inc., a Nevada corporation (“Company”), pursuant to the Additional Investment Right contained in the Securities Purchase Agreement, dated as of December 30, 2011, as amended, between the Company and the Investor (the “Purchase Agreement”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Purchase Agreement.

(1)	Payment shall take the form of a recourse promissory note(s).
(2)	Tranche Amount: $
(3)	Applicable Exercise Price: $___________ per share of Common Stock
(4)	Number of shares of Common Stock to be Issued: shares of Common Stock
(5)	DWAC Instructions:
Number of shares of Common Stock for DWAC: ___________________________
Name and Contact for Broker: _________________________________________
_________________________________________
Broker no: ________________________________________________________
Account no:_______________________________________________________
Account holder:____________________________________________________

SOCIUS CG II, LTD.

By:
Name:
Title:

EXHIBIT II

APPENDIX 1

EXERCISE NOTICE

ELITE PHARMACEUTICAL, INC.

The undersigned hereby exercises the right to purchase ________________ shares of Common Stock (“Warrant Shares”) of Elite Pharmaceuticals, Inc., a Nevada corporation (“Company”), evidenced by the attached Warrant to Purchase Common Stock (“Warrant”).  Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.  The Holder intends that payment of the Exercise Price shall be made as:

___	Cashless Exercise with respect to ____________ Warrant Shares having an exercise price of $______ per share ___

___	Recourse Note Exercise with respect to ____________ Warrant Shares having an exercise price of $______ per share

Shares are to be issued in electronic form to the Deposit/Withdrawal at Custodian (DWAC) account with Depository Trust Company (DTC) specified below:

Name and Contact for Broker: _________________________________

                                                     _________________________________

Broker no:________________________________________________

Account no: ______________________________________________

Account holder: ___________________________________________

HOLDER NAME:

By:
Name:

Title:

ACKNOWLEDGMENT

The Company hereby acknowledges the foregoing Exercise Notice and hereby directs [_____________] to issue the above indicated number of shares of Common Stock as specified above, in accordance with the Transfer Agent Instructions dated , 2012 from the Company, and acknowledged and agreed to by the transfer agent.

ELITE PHARMACEUTICALS, INC.

By:
Name:
Title: